UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2005
(Date of earliest event reported)

SMARTVIDEO TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26809	91-1962104
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

3505 Koger Boulevard, Suite 400, Duluth, Georgia 30096
(Address of Principal Executive Offices)

(770) 279-3100
(Registrant’s telephone number, including area code)

1650 Oakbrook Drive, Suite 405, Norcross Georgia 30093
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 15, 2005, Michael P. Walsh resigned as Chief Financial Officer of SmartVideo Technologies, Inc. (the “Company”). Mr. Walsh had been appointed to the position of Chief Financial Officer on March 1, 2005, pursuant to a consulting agreement between the Company and Forte Capital Partners, LLC. To fill the vacancy created by the resignation of Mr. Walsh, Richard E. Bennett, Jr. will serve as acting Chief Financial Officer until the Company finds a suitable replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTVIDEO TECHNOLOGIES, INC.

By:	/s/ Richard E. Bennett, Jr.
Name: Richard E. Bennett, Jr.
Title: President and Chief Executive Officer

Date: June 20, 2005